ADDENDUM TO SECURITY AND PLEDGE AGREEMENT

     The undersigned, CBO REIT, Inc. ("CBO REIT"):

     (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of April 17, 2001 (as amended, supplemented or otherwise modified prior to the date hereof, the "Security Agreement"), made by CRIIMI MAE INC. (together with its successors and assigns, the "Grantor") in favor of the Collateral Agent, for the benefit of the Series A Note Holders, the Series B Note Holders and the Repo Purchaser, and confirms and ratifies each and all of the security interests granted by the Grantor pursuant to the Security Agreement; and

     (ii) effective on the date hereof, becomes a party to the Security Agreement, with the same effect as if CBO REIT were an original signatory to the Security Agreement and with the applicable representations and warranties contained therein being deemed to be made by it on and as of the date hereof.

     Terms defined in the Security Agreement and the Indentures shall have such defined meanings when used herein.

     By its acceptance  hereof,  the  undersigned  CBO REIT hereby  ratifies and
confirms  its  respective   obligations   under  the  Security   Agreement,   as
supplemented hereby.

                                         CBO REIT, Inc.

                                         /s/By:
                                         -----------------------------------
                                         Name: David B. Iannarone
                                         Title: Executive Vice President
Date:    April 17, 2001



ACCEPTED AND AGREED:

MERRILL LYNCH, PIERCE, FENNER & SMITH,
INCORPORATED, as Collateral Agent

/s/By:
--------------------------------------------
Name: Joshua A. Green
Title: Vice President